UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2024

FRESH VINE WINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 78984

Charlotte, NC 28271

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

Business Combination Agreement with Adifex

On November 3, 2024, Fresh Vine Wine, Inc., a Nevada corporation (“VINE”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with (i) Amaze Holdings Inc., a Delaware corporation and wholly owned subsidiary of Vine (“Pubco”), (ii) VINE Merger Sub Inc., a Delaware corporation and wholly subsidiary of Pubco (“VINE Merger Sub”), (iii) Adifex Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Adifex Merger Sub”), and (iv) Adifex Holdings LLC, a Delaware limited liability company (“Adifex”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Capitalized terms used in this report without definition shall have the meanings assigned to them in the Business Combination Agreement.

Consideration and Structure

On the Closing Date, (i) VINE Merger Sub will merge with and into VINE (the “VINE Merger”), with VINE as the surviving company in the VINE Merger and, as a result of the VINE Merger, VINE will become a wholly owned subsidiary of Pubco with holders of VINE equity interests receiving Pubco Common Stock, and (ii) Adifex Merger Sub will merge with and into Adifex (the “Adifex Merger”), with Adifex as the surviving company in the Adifex Merger and, as a result of the Adifex Merger, Adifex will become a wholly owned subsidiary of Pubco and each of the Adifex equity interests will be automatically converted into a pro rata portion of the Merger Consideration in Pubco Common Stock.

Representations, Warranties, and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type, which will not survive the Closing. No party will have any liabilities to such other parties, other than claims for fraud, with respect to the making of its applicable representations and warranties. In addition, the parties agreed to be bound by certain covenants generally customary for transactions of this type, including, among others, covenants with respect to the conduct of business of Adifex (including its subsidiaries) and VINE during the period between execution of the Business Combination Agreement and the Closing. Each of the parties has agreed to use its commercially reasonable effort to satisfy the conditions to Closing as promptly as practicable after the date of the execution of the Business Combination Agreement.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain regulatory or other customary closing conditions of the respective parties, including, without limitation: (i) VINE shall have obtained stockholder approval to the Business Combination Agreement, including the Business Combination, (ii) all required filings under the HSR Act shall have been completed and any waiting period applicable to the consummation of the VINE Merger and the Adifex Merger under the HSR Act shall have expired or been terminated, (iii) the registration statement on Form S-4 (the “Registration Statement”) shall have been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement, (iv) VINE shall have completed a capital raise of up to $10,000,000.00 through the sale of equity or debt securities, (v) Adifex shall have closed the acquisition of the outstanding capital stock of Amaze Software, Inc. (“Amaze”) under a stock purchase agreement, pursuant to which the shareholders of Amaze will contribute their shares of capital stock in Amaze in exchange for membership interests in Adifex, either before or simultaneously with the Closing, (vi) each of the officers, directors, and 5% or greater stockholders of Adifex will execute support agreements in favor of VINE, under which such officers, directors and 5% or greater Adifex stockholders will agree to vote all their Adifex equity interests in favor of the adoption of the Business Combination Agreement and the Business Combination, (vii) all of the equity holders of Adifex and certain equity holders of VINE will execute lock-up agreements, pursuant to which, among other things, the applicable parties will agree not to transfer, sell, assign or otherwise dispose of any VINE’s equity securities held by such persons for 12 months following the Closing, in each case subject to certain exceptions, (viii) Adifex shall have been granted the right to appoint or elect all of the directors of the VINE board of directors after Closing, and (ix) VINE shall have provided evidence satisfactory to Adifex that any VINE Options have been terminated in accordance with the terms of the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary circumstances at any time prior to the Closing, including, without limitation: (i) by mutual written consent of VINE and Adifex, (ii) by either VINE or Adifex if the VINE Merger and the Adifex Merger shall not have been consummated by April 30, 2025 (subject to extension), (iii) by either VINE or Adifex if a court of competent jurisdiction or Governmental Authority shall have issued a final and nonappealable order, or shall have taken any other action, having the effect of permanently restraining, enjoining, or otherwise prohibiting any of the transactions contemplated by the Business Combination Agreement, (iv) by either VINE or Adifex upon a breach of any representation, warranty, covenant, or agreement set forth in the Business Combination Agreement by VINE, Pubco, Adifex, VINE Merger Sub, or Adifex Merger Sub, or (v) by VINE, upon the board of directors of VINE authorizing VINE to enter into a permitted alternative agreement in the manner set forth in the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties, and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in VINE’s public disclosures.

Amaze Secured Note

VINE and Amaze entered into a promissory note (the “Amaze Note”) effective October 28, 2024, under which VINE agreed to lend to Amaze the principal sum of up to $3.5 million.

The Amaze Note bears interest at 6.00% per annum until the closing date of the Business Combination. If the Business Combination does not close, the interest rate increases to 12% per annum from the date that negotiations cease. The unpaid principal plus accrued interest is due and payable on the date that is 9 months after the date on which VINE or Amaze provides notice to the other that negotiations have ceased if the Business Combination is not closed.

VINE and Amaze Holding Company LLC, a wholly owned subsidiary of Amaze (“Amaze Holding”), entered into a security agreement effective October 28, 2024 (the “Security Agreement”), pursuant to which Amaze Holding granted a springing security interest in all of its assets. The security interest will automatically spring into effect upon the satisfaction by Amaze Holding of its existing secured debts.

The foregoing descriptions of the Amaze Note and the Security Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Cancellation of Adifex Secured Note

In connection with entering into the Amaze Note, VINE and Adifex cancelled and terminated the $3.5 million promissory note made by Adifex in favor of VINE (the “Adifex Note”) and the security agreement effective as of October 7, 2024, between Adifex and VINE (the “Adifex Security Agreement”), pursuant to a Cancellation of Promissory Note and Security Agreement between VINE and Adifex, effective October 28, 2024. The description of the Adifex Note and the Adifex Security Agreement is set forth under “Secured Promissory Note” in Item 1.01 of the Form 8-K filed by VINE with the SEC on October 15, 2024, and is incorporated by reference. As of October 28, 2024, VINE had made no advances, and no borrowings were outstanding, under the Adifex Note.

The foregoing description of the Cancellation of Promissory Note and Security Agreement is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.3, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth above under “Cancellation of Adifex Secured Note” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

Effective upon entry into the Business Combination, VINE’s board of directors adopted an amendment to VINE’s bylaws. The amendment inserts a new Article XI that states that the “Acquisition of Controlling Interest” statutes set forth in Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to any “acquisition” of a “controlling interest” (as each term is defined therein) in VINE resulting from the Business Combination Agreement.

The foregoing description of the amendment to VINE’s bylaws is qualified in its entirety by reference to Amendment No. 1 to Bylaws, which is filed as Exhibit 3.1, and is incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

On November 4, 2024, VINE issued a press release announcing the execution of the Business Combination Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference, except that the information contained on any websites referenced in the press release is not incorporated by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about VINE, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and the proposed Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of VINE securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of VINE (iii) the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination or abandonment of the Business Combination Agreement; (v) the potential effect of the announcement or pendency of the Business Combination on Amaze’s or VINE’s business relationships, performance and business generally, including potential difficulties in employee retention; (vi) risks that the Business Combination disrupts current plans and operations of VINE or Amaze; (vii) the outcome of any legal proceedings that may be instituted against VINE related to the Business Combination Agreement or the Business Combination; (viii) the risk that VINE will be unable to maintain the listing of VINE’s securities on NYSE American; (ix) the risk that the price of VINE’s securities, or the price of Pubco Common Stock following the closing, may be volatile due to a variety of factors, including changes in the competitive industries in which VINE or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting VINE’s or Amaze’s business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities; (xi) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Amaze’s customers and suppliers operate in that could adversely impact Amaze’s operations; (xii) the risk that VINE and/or Amaze may not achieve or sustain profitability; (xiii) the risk that VINE and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiv) the risk that VINE and/or Amaze experiences difficulties in managing its growth and expanding operations.

While forward-looking statements reflect VINE’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. VINE disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause VINE’s future results or performance to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in VINE’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 8, 2024, as updated by VINE’s subsequent periodic reports and other filings filed with the SEC.

Important Additional Information

In connection with the proposed Business Combination, VINE will file materials with the SEC, including the Registration Statement, which will include a document that serves as a proxy statement/prospectus of VINE and an information statement of Adifex and its to be acquired subsidiary, Amaze, and other documents regarding the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain the Registration Statement, the proxy statement/prospectus and other materials filed by VINE with the SEC free of charge from the SEC’s website at www.sec.gov or from VINE at the SEC Filings section of www.ir.freshvinewine.com.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Participants in the Solicitation

VINE and Adifex and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed Business Combination. Information about VINE’s directors and executive officers is available in VINE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its definitive proxy statement dated November 6, 2023 for its 2023 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Business Combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from VINE or the SEC’s website as indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of November 3, 2024, by and among VINE, Pubco, Adifex, Adifex Merger Sub, and VINE Merger Sub
3.1	Amendment No. 1 to Fresh Vine Wine, Inc. Bylaws
10.1	Forgivable Promissory Note made by Amaze Software, Inc. in favor of Fresh Vine Wine, Inc. effective October 28,2024
10.2	Security Agreement effective October 28, 2024 between Amaze Holding Company LLC and Fresh Vine Wine, Inc.
10.3	Cancellation of Promissory Note and Security Agreement between Fresh Vine Wine, Inc. and Adifex Holdings LLC, effective October 28, 2024
99.1	Press Release, dated as of November 4, 2024, announcing the execution of the Business Combination Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act, for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: November 7, 2024	By:	/s/ Michael Pruitt
Michael Pruitt
Chief Executive Officer